DEBT - Summary of Debt Maturities (Details) - USD ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Debt Disclosure [Abstract]
2025	$ 113,848
2026	113,848
2027	217,223
2028	353,627
2029	371,360
Thereafter	144,287
Total U.S. dollar denominated floating rate debt	1,314,193	$ 1,380,673
Deferred charges	(11,666)	(10,606)	$ (10,650)	$ (11,378)
Total debt	$ 1,302,527	$ 1,370,067	$ 1,120,856	$ 1,262,345